UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: May 13, 2010
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7. Regulation FD

Item 7.01.	Regulation FD Disclosure
David A. DeLorenzo, Dole’s President and Chief Executive Officer, will present at the Goldman Sachs Consumer Products Symposium in New York City on May 13, 2010. His presentation is scheduled to begin at 1:05 p.m. Eastern Time. The slides attached hereto as Exhibit 99.1 will be discussed by Mr. DeLorenzo during his presentation.
Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits:
99.1 Slide presentation to be discussed during May 13, 2010 Goldman Sachs Consumer Products Symposium.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 13, 2010	Dole Food Company, Inc. Registrant
	By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

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